                                                                    Exhibit 99.1

                               ABS New Transaction


                             Computational Materials
                             -----------------------


                           $582,000,000 (Approximate)
                      Conseco Finance Securitizations Corp.
                          Manufactured Housing Contract
                        Senior/Subordinate Certificates,
                                  Series 2001-3



                      Conseco Finance Securitizations Corp.
                                     Seller


                              Conseco Finance Corp.
                             Servicer and Originator



August 15, 2001


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

   The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch nor the issuer of the securities or any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. It may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

   Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context, or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

   Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

   Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for final information on any matter discussed in this communication. All information in this Term Sheet will be superseded by the information in the final prospectus and prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

   Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

   If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        TERM SHEET DATED August 15, 2001

                      Conseco Finance Securitizations Corp.
  Manufactured Housing Contract Senior/Subordinate Certificates, Series 2001-3
                           $582,000,000 (Approximate)
                               Subject to Revision

Seller                         Conseco Finance Securitizations Corp.

Servicer and Originator        Conseco Finance Corp.

Trustee                        U.S. Bank National Association, St. Paul, MN

Underwriters                   Lead Manager:  Merrill Lynch & Co.
                               Co-Managers:  Credit Suisse First Boston
                                             Deutsche Banc Alex. Brown
                                             Lehman Brothers

Underwriter of Class A-IO      Merrill Lynch & Co.


Offered Certificates:
-----------------------------------------------------------------------------------------------------------------------------------
      Class             Amount            Ratings           Interest             WAL at           Expected         Expected Final
                                       (S&P/ Moody's)         Type            175% MHP/(1)/       Payment          Maturity/(1)/
                                                                                                  Window/(1)/
-----------------------------------------------------------------------------------------------------------------------------------
To Call
A-1                     125,000,000       AAA/Aaa       Floating (1ML + __)       1.06             1 - 26              11/03
A-2                     100,000,000       AAA/Aaa            Fixed                3.06            26 - 49              10/05
A-3                      65,000,000       AAA/Aaa            Fixed                5.16            49 - 77              02/08
A-4/(2)/                193,000,000       AAA/Aaa            Fixed               12.21           77 - 212              05/19
A-IO/(3)/               120,000,000/(4)/  AAA/Aaa            Fixed                4.38             1 - 69              06/07
M-1                      37,500,000       AA/Aa2             Fixed               10.43           49 - 212              05/19
M-2                      30,900,000        A/A2              Fixed               10.43           49 - 212              05/19
B-1                      30,600,000      BBB/Baa2            Fixed                6.51           49 - 115              04/11

To Maturity
A-4/(2)/                193,000,000       AAA/Aaa            Fixed               12.69           77 - 268              01/24
M-1                      37,500,000       AA/Aa2             Fixed               10.59           49 - 241              10/21
M-2                      30,900,000        A/A2              Fixed               10.59           49 - 241              10/21
-----------------------------------------------------------------------------------------------------------------------------------
Total Balance           582,000,000
-----------------------------------------------------------------------------------------------------------------------------------

     (1) Calculated assuming the 10% Optional Purchase is exercised.
     (2) In the event that the optional purchase is not exercised, the pass-through rate on Class A-4 will increase by 0.50%.
     (3) Class A-IO accrues interest on its scheduled balance, as described herein.
     (4) Initial notional balance.  See "Class A-IO Notional Balance Schedule."


     For information concerning certain Risk Factors that should be considered by prospective investors, see "Risk Factors" in the Prospectus Supplement. Capitalized terms used herein and not otherwise defined have meanings set forth in the Prospectus and Prospectus Supplement.


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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Cut-Off Date:                July 31, 2001 for the Initial Contracts and August
                             31, 2001 for the Additional Contracts. For each
                             Subsequent Contract, the trust will be entitled to receive all payments due after the last day of the calendar month in which the subsequent closing occurs or the last day of the preceding calendar month, as specified by Conseco Finance
                             Securitizations Corp.

Expected Pricing:            Week of August 20, 2001

Expected Settlement:         September 6, 2001

Legal Final:                 Remittance Date in May 2033

Remittance Date:             The 1/st/ day of each month (or if such 1st day is
                             not a business day, the next succeeding business
                             day), commencing on October 1, 2001.

Record Date:                 The business day just before the related remittance
                             date.

Denominations:               Minimum denominations of $1,000 and integral
                             multiples of $1,000

Source for Calculation
of One-Month LIBOR:          Telerate page 3750

Other Certificates:          In addition to the Offered Certificates, the Class
                             B-2, Class B-3I and Class C Certificates will also be issued. The Class B-3I Certificates are interest-only Certificates and the Class C
                             Certificates (Class C Master, Class C Intermediate and Class C Subsidiary Certificates) are residual
                             Certificates. The Class B-2 Certificates, which have an initial balance of $18,000,000 are not being offered under the Prospectus Supplement. The
                             Class B-3I and Class C Certificates will be retained by an affiliate of Conseco Finance Corp.
                             The Class B-2, Class B-3I and Class C Certificates will be fully subordinated to the Offered
                             Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A, Class M-1, Class M-2 and Class B-1 Certificates are ERISA eligible.

SMMEA: The Class A and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Pre-Funding Account is reduced to zero. At such time, the Class A and Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2, Class B-1 and Class B-2 Certificates are not SMMEA eligible.

Tax Status:                  Three REMIC Elections will be made with respect to
                             the Trust for federal income tax purposes.

Optional Purchase:           10% cleanup call subject to certain requirements
                             if call is not exercised. In the event that the optional purchase is not exercised, the pass-through rate on Class A-4 will increase by 0.50%.

The Contract Pool:           On the Closing Date, the Trust expects to purchase
                             (i) manufactured housing contracts having an aggregate principal balance of approximately
                             $409,415,425.19 as of the Cut-off Date (the
                             "Initial Contracts") and (ii) additional manufactured housing contracts (the "Additional
                             Contracts").

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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Pre-Funding Account:           On the Closing Date, a portion of the proceeds
                               from the sale of the Certificates (the "Pre-
                               Funded Amount") may be deposited with the Trustee in a segregated account (the "Pre-Funding
                               Account") and used by the Trust to purchase additional contracts (the "Subsequent Contracts") during a period (not longer than 90 days) following the Closing Date (the "Pre- Funding
                               Period") for inclusion in the Contract Pool. The
                               Subsequent Contracts will not exceed 25% of the total Contract Pool. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class A Certificateholders, as further specified in the Prospectus, on the next
                               Remittance Date.


Capitalized Interest Account:  Because the Trust might not acquire some of the
                               Contracts until after the Closing Date, the Trust might not have sufficient collections from Contracts to pay all the interest due on the Certificates on the first and second Remittance Dates. A capitalized interest account will fund interest payments on the Certificates on the remittance dates in October and November 2001 if collections on the Contracts are insufficient.


Credit Enhancement (Includes
Overcollateralization Target): Class A    21.50% subordination (Class M-1, Class
                                          M-2, Class B-1, Class B-2 and
                                          overcollateralization) and Excess
                                          Spread

                               Class M-1  15.25% subordination (Class M-2, Class
                                          B-1, Class B-2 and
                                          overcollateralization) and Excess
                                          Spread

                               Class M-2  10.10 % subordination (Class B-1,
                                          Class B-2 and overcollateralization)
                                          and Excess Spread

                               Class B-1  5.00% subordination (Class B-2 and
                                          overcollateralization) and Excess
                                          Spread

                               There will be initial overcollateralization of approximately 0.00% building to 2.00% (as described in the next succeeding paragraph) of the sum of (i) aggregate Cut-Off Date principal balance of the manufactured housing contracts included in the Trust as of the Closing Date and
                               (ii) the amount on deposit in the Pre-Funding Account on the Closing Date.

                               The Certificateholders will be entitled to receive additional distributions in respect of principal on each Remittance Date to the extent there is any Amount Available remaining after payment of all interest and principal on the Certificates and the Monthly Servicing Fee to the Servicer for such Remittance Date, until the overcollateralization amount equals 2.00% of (i) the aggregate Cut-Off Date principal balance of manufactured housing contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus and Prospectus Supplement.


Class A-IO:                    The Class A-IO Certificates will be interest-only
                               certificates, and will accrue interest at a coupon of 2.5% per annum on a notional balance of $120,000,000 initially. Thereafter, for each
                               Remittance Date the Class A-IO Certificates will accrue interest based on a notional balance equal to the lesser of (i) the notional balance for that Remittance Date set forth below in the Class
                               A-IO Notional Balance Schedule and (ii) the sum of the aggregate principal balance of the Contracts and the amount on deposit in the Pre-
                               Funding Account.

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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                             The Class A-IO Certificates will be rated Aaa/AAA (Moody's/S&P), and will only receive interest payments up to and including the Remittance Date in June 2007.

                             See "Interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates" below.


Class A-IO Notional
Balance Schedule:              Payment           Notional                Payment       Notional              Payment      Notional
                               Date               Balance                Date           Balance              Date          Balance
                               10/2001        120,000,000                09/2003    102,300,000              08/2005    80,500,000
                               11/2001        120,000,000                10/2003     99,300,000              09/2005    80,500,000
                               12/2001        120,000,000                11/2003     99,300,000              10/2005    78,100,000
                               01/2002        118,200,000                12/2003     99,300,000              11/2005    78,100,000
                               02/2002        118,200,000                01/2004     96,400,000              12/2005    78,100,000
                               03/2002        118,200,000                02/2004     96,400,000              01/2006    75,700,000
                               04/2002        115,800,000                03/2004     96,400,000              02/2006    75,700,000
                               05/2002        115,800,000                04/2004     93,600,000              03/2006    75,700,000
                               06/2002        115,800,000                05/2004     93,600,000              04/2006    73,500,000
                               07/2002        113,300,000                06/2004     93,600,000              05/2006    73,500,000
                               08/2002        113,300,000                07/2004     90,800,000              06/2006    73,500,000
                               09/2002        113,300,000                08/2004     90,800,000              07/2006    71,200,000
                               10/2002        110,700,000                09/2004     90,800,000              08/2006    71,200,000
                               11/2002        110,700,000                10/2004     88,100,000              09/2006    71,200,000
                               12/2002        110,700,000                11/2004     88,100,000              10/2006    69,100,000
                               01/2003        108,000,000                12/2004     88,100,000              11/2006    69,100,000
                               02/2003        108,000,000                01/2005     85,500,000              12/2006    69,100,000
                               03/2003        108,000,000                02/2005     85,500,000              01/2007    67,000,000
                               04/2003        105,200,000                03/2005     85,500,000              02/2007    67,000,000
                               05/2003        105,200,000                04/2005     83,000,000              03/2007    67,000,000
                               06/2003        105,200,000                05/2005     83,000,000              04/2007    64,900,000
                               07/2003        102,300,000                06/2005     83,000,000              05/2007    64,900,000
                               08/2003        102,300,000                07/2005     80,500,000              06/2007    64,900,000

Distributions:               On each Remittance Date, the trustee will apply the
                             amount available, plus any amounts withdrawn from the pre-funding account, the capitalized interest account or the reserve fund and deposited in the certificate account, to make distributions in the following order of priority:

                             1. The servicing fee to the servicer (0.50% per annum)

                             2.  Class A interest

                             3.  Class M-1 interest

                             4.  Class M-2 interest

                             5.  Class B-1 interest

                             6.  Class A principal

                             7.  Class M-1 principal

                             8.  Class M-2 principal

                             9.  Class B-1 principal

                             10. Class B-2 interest

                             11. Class B-2 principal

                             12. If Conseco Finance is not the servicer, any
                                 additional monthly servicing fee to the
                                 successor servicer, not to exceed an additional 0.50% per annum

                             13. The additional principal distribution to build
                                 overcollateralization.

                             14. Class B-3I distribution amount

                             15. Class C distribution amount

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

                             Certificateholders will be entitled to receive on each Remittance Date commencing in October, 2001, to the extent that the Amount Available in the Certificate Account is sufficient therefor, distributions allocable to interest and principal, as described in the Prospectus Supplement. The Amount Available on each Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due Period,
                             (ii) prepayments and other unscheduled collections received during the related Due Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25/th/ day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in October 2001, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to the preceding Remittance Date (but in no event later than the 25th day of the prior month).

                             The Amount Available in the Certificate Account with respect to any Remittance Date will be applied first to the distribution of interest on the Class A, Class M-1, Class M- 2 and Class B-1 Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.

                             The "Due Period" with respect to all Remittance Dates other than the Remittance Date in October 2001, is the period from and including the 16/th/ day of the second month preceding such Remittance Date, to and including the 15/th/ day of the month immediately preceding such Remittance Date.

                             With respect to the Remittance Date in October 2001, the Due Period is the period from and including August 1, 2001 to and including September 15, 2001.

Interest on the Class A,
Class M-1, Class M-2, and
Class B-1 Certificates:      Interest will be distributed first to each of the
                             Class A-1, Class A-2, Class A-3, Class A-4, and
                             Class A-IO Certificates (interest on the Class A-IO
                             Certificates will be based on the Class A-IO
                             Notional Balance Schedule described herein), then to the Class M-1 Certificates, then to the Class M-
                             2 Certificates, and then to the Class B-1
                             Certificates. Interest on the outstanding Class A
                             Principal Balance, Class M-1 Adjusted Principal
                             Balance, Class M-2 Adjusted Principal Balance, and
                             Class B-1 Adjusted Principal Balance, as applicable, will accrue from the Closing Date or from the most recent Remittance Date on which interest has been paid, to but excluding the following Remittance Date.

                             The Class A-1 Certificates will bear interest at a floating Pass-Through rate equal to the lesser of one-month LIBOR plus the applicable margin or the Available Funds Pass- Through Rate and will be calculated on an Actual/360 basis. All other classes of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                             The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch
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

                             The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                             The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                             In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.

Available Funds
Pass-Through Rate:           The Available Funds Pass-Through Rate for any
                             Payment Date will be a rate per annum equal to the weighted average of the contract rates on the then outstanding manufactured housing contracts, adjusted for amounts payable on the Class A-IO
                             Certificates and minus the Servicing Fee, which is 0.50% per annum.

Principal on the Class A,
Class M-1, Class M-2 and
Class B-1 Certificates:      After the payment of all interest distributable to
                             the Class A, Class M-1, Class M-2, and Class B-1
                             Certificateholders, principal will be distributed in the following manner:

                             On each Remittance Date, the Class A Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed sequentially to the Class A-1, Class A-2, Class A-3, and Class A-4 Certificateholders.

                             The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                             The Class M-1 Certificateholders will be entitled to receive the Class M-1 Percentage of the Formula Principal Distribution Amount on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                             The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of

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

                             which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                             The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after October 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Pooling and Servicing Agreement (the "Agreement")) as of such Remittance Date must not exceed 6.25%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 32.25%.

                             The Class M-2 Certificateholders will be entitled to receive the Class M-2 Percentage of the Formula Principal Distribution Amount on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

                             The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M- 2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and
                             (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                             The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after October 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.25%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; and (v) the sum of the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 22.875%.

                             The Class B-1 Certificateholders will be entitled to receive the Class B Percentage of the Formula Principal Distribution Amount on each Remittance Date on which (i) the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

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================================================================================
Recipients must read the information contained in the attached statement. Do not
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statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                             The Class B Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance and the Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the sum of the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any, and (iv) the sum of the Class B Principal Balance and the Overcollateralization Amount, all as of such Remittance Date.

                             The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after October 2005;
                             (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.25%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%;
                             (v) the Class B Principal Balance plus the
                             Overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 15.15%; and (vi) the sum of the overcollateralization amount and the Class B Principal Balance must not be less than $12,000,000.

Optional Purchase:           Commencing on the first Remittance Date when the
                             aggregate scheduled principal balance of the contracts is less than or equal to 10% of the aggregate Cut-off Date principal balance of the contracts, the holder of the Class C Subsidiary
                             Certificate (see "Other Certificates" herein) will have the right to purchase all of the outstanding contracts, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                             If the holder of the Class C Subsidiary Certificate does not exercise this purchase option, then on each Remittance Date thereafter all of the Amount Available remaining after payments of interest and principal due on all Certificates and payment of the Monthly Servicing Fee will be used (1) to make additional payments of principal to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates pro rata based on the then outstanding principal balance of such Certificates, and (2) to make additional payments of principal on the remaining Class A Certificates based on the then outstanding principal balance of such Certificates.

Class B-2 Interest:          Interest on the outstanding Class B-2 Principal
                             Balance will accrue from the Closing Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following
                             Remittance Date.

                             To the extent of the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders on account of principal.

                             In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account is not sufficient to make a full distribution of interest to

[LOGO] Merrill Lynch                  10
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                             the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

Class B-2 Principal:         The Class B-2 Certificateholders will be entitled
                             to receive principal on each Remittance Date on which (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution
                             Test is satisfied; provided, however, that if the Class A Principal Balance, the Class M-1 Principal
                             Balance, the Class M-2 Principal Balance and the
                             Class B-1 Principal Balance have been reduced to zero, the Class B-2 Certificateholders will nevertheless be entitled to receive principal. See
                             "Description of the Certificates--Class B-2
                             Principal" in the Prospectus Supplement.

                             On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero. On and after the Class B-2 Final Payment Date (the date on which the Class B-2 balance has been reduced to zero), any portion of the Class B Percentage of the Formula Principal Distribution Amount not allocated to Class B-2 will be paid to the remaining Classes, pro rata, based upon their beginning of period principal balances.

Losses on Liquidated
Contracts:                   If Net Liquidation Proceeds from Liquidated
                             Contracts in the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contracts, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the Overcollateralization Amount, then the Class
                             B-2 Certificateholders, then the Class B-1
                             Certificateholders, then the Class M-2
                             Certificateholders and then the Class M-1
                             Certificateholders, since a portion of the Amount
                             Available equal to such shortfall and otherwise distributable to them will be paid to the Class A
                             Certificateholders.

[LOGO] Merrill Lynch                  11
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                 MANUFACTURED HOUSING CONTRACT CHARACTERISTICS


     The information presented below relates to the Initial Contracts, which will represent approximately 68% of the Contract Pool. Although the characteristics of the Additional Contracts or the Subsequent Contracts will differ from the characteristics of the Initial Contracts shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.

                THE INITIAL CONTRACT POOL AS OF THE CUT-OFF DATE

              ---------------------------------------------------
                Number of Contracts:                      9,049
                Wgt. Avg. Contract Rate:                 11.997%
                Range of Rates:                 6.000% - 21.250%
                Wgt. Avg. Orig. Maturity:             332 months
                Wgt. Avg. Rem. Maturity:              331 months
                Avg. Current Balance:                 45,244.27
                Wgt. Avg. LTV:                            87.25%
                New/Used:                          75.03%/24.97%
                Park/Private:                      26.38%/73.62%
                Single/Double:                     25.62%/74.38%
                Conventional:                             64.10%
                Land/Home:                                35.90%
                FHA/VA:                                    0.00%
              ---------------------------------------------------

                   YEARS OF ORIGINATION OF INITIAL CONTRACTS

     ---------------------------------------------------------------------------------------------------
                               Number of         Aggregate Principal     % of Contracts by Outstanding
          Origination      Contracts as of       Balance Outstanding      Principal Balance as of the
             Year          the Cut-Off Date     as of the Cut-Off Date            Cut-Off Date
             1989                   1                   50,527.15                     0.01
             1990                   3                   21,086.18                     0.01
             1991                   2                   67,880.35                     0.02
             1994                   1                  100,157.50                     0.02
             1995                   1                   17,404.63                     0.00*
             1998                   5                  394,847.57                     0.10
             1999                  19                1,442,937.06                     0.35
             2000                  57                5,338,329.17                     1.30
             2001               8,960              401,982,255.58                    98.18
     ---------------------------------------------------------------------------------------------------
            Total:              9,049              409,415,425.19                   100.00
     ---------------------------------------------------------------------------------------------------

* Indicates an amount greater than 0.00% but less than 0.005%.
(1) Percentages may not add to 100% due to rounding.


[LOGO OF MERRILL LYNCH]               12
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

----------------------------------------------------------------------------------------------------------------
                                  Number of            Aggregate Principal            % of Contracts by
                             Contracts as of the      Balance Outstanding as    Outstanding Principal Balance
 States                          Cut-Off Date           of the Cut-Off Date         as of the Cut-Off Date/(1)/
----------------------------------------------------------------------------------------------------------------
Alabama                                      555               20,897,807.26                             5.10
Arizona                                      319               18,114,254.78                             4.42
Arkansas                                     235                8,725,766.29                             2.13
California                                   301               16,238,263.31                             3.97
Colorado                                     188                8,219,428.19                             2.01
Connecticut                                    6                  314,075.05                             0.08
Delaware                                      39                1,377,039.19                             0.34
Florida                                      528               28,160,568.19                             6.88
Georgia                                      510               26,679,309.08                             6.52
Idaho                                         23                1,108,803.03                             0.27
Illinois                                      98                3,883,947.92                             0.95
Indiana                                      204                9,286,889.70                             2.27
Iowa                                          46                1,309,918.11                             0.32
Kansas                                        77                2,646,797.02                             0.65
Kentucky                                     227                8,909,516.90                             2.18
Louisiana                                    177                6,403,031.66                             1.56
Maine                                         42                2,289,885.32                             0.56
Maryland                                      31                1,389,794.50                             0.34
Massachusetts                                  2                  137,060.44                             0.03
Michigan                                     613               30,804,127.10                             7.52
Minnesota                                    168                5,416,236.33                             1.32
Mississippi                                  263                9,311,269.98                             2.27
Missouri                                     158                5,659,222.91                             1.38
Montana                                       35                1,686,564.42                             0.41
Nebraska                                      32                1,250,456.09                             0.31
Nevada                                        54                2,552,252.90                             0.62
New Hampshire                                 34                1,712,964.25                             0.42
New Jersey                                     5                  339,684.57                             0.08
New Mexico                                   225               10,211,521.53                             2.49
New York                                     132                6,419,261.30                             1.57
North Carolina                               476               19,683,181.44                             4.81
North Dakota                                  21                  656,360.29                             0.16
Ohio                                         228               10,752,347.79                             2.63
Oklahoma                                     252               10,300,399.67                             2.52
Oregon                                        78                4,375,798.31                             1.07
Pennsylvania                                 209                8,500,170.43                             2.08
Rhode Island                                   3                  191,351.92                             0.05
South Carolina                               404               17,425,627.65                             4.26
South Dakota                                  41                1,321,751.16                             0.32
Tennessee                                    307               14,463,091.93                             3.53
Texas                                      1,186               53,963,320.74                            13.18
Utah                                          19                  796,808.06                             0.19
Vermont                                       22                1,056,749.81                             0.26
Virginia                                     138                6,504,770.40                             1.59
Washington                                   130               10,048,166.74                             2.45
West Virginia                                111                4,003,670.20                             0.98
Wisconsin                                     63                2,265,245.78                             0.55
Wyoming                                       34                1,650,895.55                             0.40
----------------------------------------------------------------------------------------------------------------
       Total:                              9,049              409,415,425.19                           100.00
----------------------------------------------------------------------------------------------------------------

(1) Percentages may not add to 100% due to rounding.

[LOGO OF MERRILL LYNCH]               13
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

               DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS

---------------------------------------------------------------------------------------------------------
                                   Number of        Aggregate Principal        % of Contracts by
 Original Contract              Contracts as of     Balance Outstanding   Outstanding Principal Balance
 Amount (in Dollars)            the Cut-Off Date   as of the Cut-Off Date   as of the Cut-Off Date(1)
---------------------------------------------------------------------------------------------------------
   5,208.00  -  10,000.00                    126             1,013,546.93                          0.25
  10,000.01  -  20,000.00                    927            14,337,831.48                          3.50
  20,000.01  -  30,000.00                  1,754            44,564,317.05                         10.88
  30,000.01  -  40,000.00                  1,769            61,523,268.54                         15.03
  40,000.01  -  50,000.00                  1,405            62,771,674.02                         15.33
  50,000.01  -  60,000.00                  1,034            56,384,932.81                         13.77
  60,000.01  -  70,000.00                    720            46,484,022.99                         11.35
  70,000.01  -  80,000.00                    432            32,312,971.75                          7.89
  80,000.01  -  90,000.00                    309            26,053,528.56                          6.36
  90,000.01  - 100,000.00                    205            19,400,022.55                          4.74
 100,000.01  - 125,000.00                    257            28,697,051.45                          7.01
 125,000.01  - 150,000.00                     89            12,014,105.76                          2.93
 150,000.01  - 175,000.00                     14             2,238,235.92                          0.55
 175,000.01  - 200,000.00                      5               920,203.98                          0.22
 200,000.01  - 225,000.00                      1               222,221.86                          0.05
 225,000.01  - 248,101.00                      2               477,489.54                          0.12
---------------------------------------------------------------------------------------------------------
          Total:                           9,049           409,415,425.19                        100.00
---------------------------------------------------------------------------------------------------------

(1) Percentages may not add to 100% due to rounding.


[LOGO OF MERRILL LYNCH]               14
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                      CONTRACT RATE OF INITIAL CONTRACTS

-----------------------------------------------------------------------------------------------------------
                             Number of Contracts      Aggregate Principal     % of Contracts by Outstanding
                              as of the Cut-Off      Balance Outstanding as    Principal Balance as of the
  Contract Rate                     Date              of the Cut-Off Date            Cut-Off Date/(1)/
-----------------------------------------------------------------------------------------------------------
     6.000  -     6.500                  1                      92,702.00                             0.02
     6.501  -     7.000                  7                     525,831.06                             0.13
     7.001  -     7.500                  8                     816,614.19                             0.20
     7.501  -     8.000                273                  22,659,319.78                             5.53
     8.001  -     8.500                 91                   7,835,505.30                             1.91
     8.501  -     9.000                415                  28,471,115.44                             6.95
     9.001  -     9.500                351                  25,667,630.51                             6.27
     9.501  -    10.000                940                  46,879,153.84                            11.45
    10.001  -    10.500                488                  30,571,640.74                             7.47
    10.501  -    11.000                460                  24,413,516.68                             5.96
    11.001  -    11.500                624                  30,774,380.40                             7.52
    11.501  -    12.000                374                  18,871,282.74                             4.61
    12.001  -    12.500                635                  26,419,047.00                             6.45
    12.501  -    13.000                488                  20,284,570.29                             4.95
    13.001  -    13.500                505                  18,266,858.73                             4.46
    13.501  -    14.000                378                  15,589,456.92                             3.81
    14.001  -    14.500                301                  11,824,873.07                             2.89
    14.501  -    15.000                314                  11,198,696.92                             2.74
    15.001  -    15.500                269                   9,677,494.57                             2.36
    15.501  -    16.000                354                  11,720,622.05                             2.86
    16.001  -    16.500                233                   6,533,012.36                             1.60
    16.501  -    17.000                468                  13,735,198.10                             3.35
    17.001  -    17.500                335                   9,536,040.19                             2.33
    17.501  -    18.000                227                   5,980,493.50                             1.46
    18.001  -    18.500                464                  10,390,779.60                             2.54
    18.501  -    19.000                 16                     272,956.00                             0.07
    19.001  -    19.500                 26                     367,989.88                             0.09
    19.501  -    20.000                  2                      22,984.00                             0.01
    20.001  -    20.500                  1                       6,279.33                             0.00*
    21.001  -    21.250                  1                       9,380.00                             0.00*
==========================================================================================================
        Total:                       9,049                 409,415,425.19                           100.00
==========================================================================================================

* Indicates an amount greater than 0.00% but less than 0.005%.
Percentages may not add to 100% due to rounding.



[LOGO] Merill Lynch                   15
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

      DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

--------------------------------------------------------------------------------------------------------------
                              Number of            Aggregate Principal           % of Contracts by Outstanding
  Loan to Value             Contracts as of     Balance Outstanding as of             Principal Balance
     Ratio                 the Cut-Off Date         the Cut-Off Date               as of the Cut-Off Date/1)/
--------------------------------------------------------------------------------------------------------------
    2.00  -    10.00                     7                     379,746.12                              0.09
   10.01  -    20.00                    13                     560,968.64                              0.14
   20.01  -    30.00                    27                     697,039.51                              0.17
   30.01  -    40.00                    64                   2,003,506.88                              0.49
   40.01  -    50.00                   114                   3,907,534.12                              0.95
   50.01  -    60.00                   189                   7,357,743.61                              1.80
   60.01  -    70.00                   350                  15,441,644.61                              3.77
   70.01  -    80.00                 1,110                  48,523,148.61                             11.85
   80.01  -    85.00                   569                  27,384,191.81                              6.69
   85.01  -    90.00                 2,695                 125,749,020.28                             30.71
   90.01  -    95.00                 3,333                 151,625,967.84                             37.03
   95.01  -   100.00                   578                  25,784,913.16                              6.30
============================================================================================================
       Total:                        9,049                 409,415,425.19                            100.00
============================================================================================================

(1)  Percentages may not add to 100% due to rounding.

               REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

--------------------------------------------------------------------------------------------------------------
                             Number of             Aggregate Principal         % of Contracts by Outstanding
      Months               Contracts as of        Balance Outstanding as             Principal Balance
     Remaining            the Cut-Off Date         of the Cut-Off Date           as of the Cut-Off Date/(1)/
--------------------------------------------------------------------------------------------------------------
       9  -       12                     1                       1,576.56                              0.00*
      25  -       36                     3                      25,206.09                              0.01
      37  -       48                     6                      45,091.15                              0.01
      49  -       60                    49                     531,596.71                              0.13
      61  -       72                    10                     124,069.33                              0.03
      73  -       84                    89                   1,266,834.59                              0.31
      85  -       96                    18                     248,715.05                              0.06
      97  -      108                     3                      50,328.41                              0.01
     109  -      120                   355                   5,881,316.07                              1.44
     133  -      144                    77                   1,440,460.77                              0.35
     145  -      156                     1                      50,527.15                              0.01
     157  -      168                     1                      22,488.39                              0.01
     169  -      180                   743                  17,487,705.69                              4.27
     181  -      192                     1                      57,499.96                              0.01
     205  -      216                     7                     285,026.89                              0.07
     217  -      228                     1                      61,640.73                              0.02
     229  -      240                 1,186                  35,291,051.46                              8.62
     289  -      300                   893                  29,856,135.70                              7.29
     301  -      312                     1                     111,658.46                              0.03
     313  -      324                     1                      80,365.01                              0.02
     325  -      336                     9                     656,904.13                              0.16
     337  -      348                    14                   1,120,201.21                              0.27
     349  -      360                 5,580                 314,719,025.68                             76.87
==============================================================================================================
       Total:                        9,049                 409,415,425.19                            100.00
==============================================================================================================

*   Indicates an amount greater than 0.00% but less than 0.005%.
(1)  Percentages may not add to 100% due to rounding

[LOGO] Merill Lynch                   16
================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                            PREPAYMENT SENSITIVITIES

                            75% MHP             125% MHP              175% MHP              250% MHP              300% MHP
                          WAL/Maturity        WAL/Maturity          WAL/Maturity          WAL/Maturity          WAL/Maturity
                        -------------------------------------------------------------------------------------------------------
To Call
A-1                      1.99      11/05      1.37      07/04       1.06      11/03       0.80      04/03      0.69       02/03
A-2                      6.01      11/09      4.05      03/07       3.06      10/05       2.27      09/04      1.94       03/04
A-3                     10.23      02/14      7.01      04/10       5.16      02/08       3.48      09/05      2.96       02/05
A-4                     19.92      03/27     15.56      04/23      12.21      05/19       8.55      12/14      6.90       12/12
M-1                     17.04      03/27     13.05      04/23      10.43      05/19       8.55      12/14      7.71       12/12
M-2                     17.04      03/27     13.05      04/23      10.43      05/19       8.55      12/14      7.71       12/12
B-1                     11.87      07/18      8.31      12/13       6.51      04/11       5.80      09/09      5.50       01/09
B-2                     20.32      11/25     15.61      05/21      12.40      10/17      10.12      08/14      9.12       12/12

To Maturity
A-4                     20.25      03/30     16.01      08/27      12.69      01/24       8.96      05/19      7.25       12/16
M-1                     17.18      05/29     13.20      08/25      10.59      10/21       8.78      09/17      7.98       11/15
M-2                     17.18      05/29     13.20      08/25      10.59      10/21       8.78      09/17      7.98       11/15
B-2                     20.32      11/25     15.61      05/21      12.40      10/17      10.12      08/14      9.13       03/13

(1) The following are the assumed characteristics of the Additional and Subsequent Contracts as of the Cut-off Date.


                                                       Additional Contracts
                                                       --------------------

                                 Aggregate Principal         Wtd. Avg.            Wtd. Avg.             Wtd. Avg.
                    Pool ID      Balance Outstanding       Original Term       Remaining Term         Contract Rate
                  --------------------------------------------------------------------------------------------------
                     1                224,462.80                 79                  79                  14.541%
                     2                583,000.24                120                 120                  14.345%
                     3              1,881,650.53                177                 177                  13.896%
                     4              3,531,733.34                240                 240                  13.573%
                     5              2,971,218.18                300                 300                  13.855%
                     6             31,392,509.73                360                 360                  11.469%
                  ==================================================================================================
                   Total:          40,584,574.82
                  ==================================================================================================

                                                         Subsequent Contracts
                                                         --------------------

                  ---------------------------------------------------------------------------------------------------
                                 Aggregate Principal         Wtd. Avg.           Wtd. Avg.            Wtd. Avg.
                   Pool ID       Balance Outstanding       Original Term      Remaining Term        Contract Rate
                  ---------------------------------------------------------------------------------------------------
                     7                829,611.24                 79                  79                       14.541%
                     8              2,154,760.45                120                 120                       14.345%
                     9              6,954,553.05                177                 177                       13.896%
                    10             13,053,235.22                240                 240                       13.573%
                    11             10,981,579.29                300                 300                       13.855%
                    12            116,026,260.74                360                 360                       11.469%
                  ===================================================================================================
                  Total:          150,000,000.00
                  ===================================================================================================

                                      17
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch
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

                    FOR ADDITIONAL INFORMATION PLEASE CALL:

Asset Backed Securities Group
-----------------------------
Laura Schwartz               (212) 449-2695
Ken Mulford                  (212) 449-0752
David Wu                     (212) 449-2610
Demetrios Tsipras            (212) 449-9486
Vu Nguyen                    (212) 449-1955
Colin Bennett                (212) 449-3780

Asset Backed Trading
--------------------
Scott Soltas                 (212) 449-3659
Brian Kane                   (212) 449-3659

Asset Backed Research
---------------------
Dan Castro                   (212) 449-1663
Glenn Costello               (212) 449-4457
Joshua Anderson              (212) 449-9622

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================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch
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